10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Aggressive Growth Fund

Security

Performance Food Group Co.


Advisor

EIMCO

Transaction

 Date

10/10/01

Cost

$527,200

% of

Offering Purchase

0.400%

Fund

Premier 20 Fund

Security

Performance Food Group Co. *
Performance Food Group Co. *

Advisor

EIMCO

Transaction

 Date

10/10/01
10/10/01

Cost

$237,240
$369,040

% of

Offering Purchase

0.180%
0.280%

Fund

Aggressive Growth Fund

Security

Therasense Inc. *
Therasense Inc. *

Advisor

EIMCO

Transaction

 Date

10/12/01
10/12/01

Cost

$157,700
$115,900

% of

Offering Purchase

0.138%
0.102%

Fund

Growth Fund

Security
--------
Therasense Inc.



Advisor

EIMCO

Transaction

 Date

10/12/01

Cost

$169,100

% of

Offering Purchase

0.148%

Fund

Masters Fund

Security

Anthem Inc.


Advisor

EIMCO

Transaction

 Date

10/29/01

Cost

$61,200

% of

Offering Purchase

0.004%

Fund

Emerging Growth Fund/  Formerly Small Company Growth Fund


Security
--------
Anthem Inc. *
Anthem Inc. *


Advisor

EIMCO

Transaction

 Date

10/29/01
10/29/01

Cost

$540,000
$180,000

% of

Offering Purchase

0.030%
0.010%

Fund

Aggressive Growth Fund

Security

King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *

Advisor

EIMCO

Transaction

 Date
-----
11/1/01
11/1/01
11/1/01
11/1/01
11/1/01


Cost

$152,000
$467,400
$144,400
$144,400
$7,600

% of

Offering Purchase

0.020%
0.060%
0.019%
0.019%
0.001%

Fund

Omega Fund

Security

King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *
King Pharmaceuticals, Inc. *


Advisor

EIMCO

Transaction

 Date

11/1/01
11/1/01
11/1/01
11/1/01

Cost

$1,451,600
$1,451,600
$1,451,600
$1,026,000

% of

Offering Purchase

0.186%
0.186%
0.186%
0.132%

Fund

Growth Fund

Security

Triton PCS Holdings Inc. *
Triton PCS Holdings Inc. *
Triton PCS Holdings Inc. *
Triton PCS Holdings Inc. *

Advisor

EIMCO

Transaction

 Date

12/6/01
12/6/01
12/6/01
12/6/01

Cost

$394,095
$247,455
$183,300
$91,650

% of

Offering Purchase

0.179%
0.113%
0.083%
0.042%

Fund

Growth Fund

Security

Netscreen Technologies Inc.
Netscreen Technologies Inc.
Netscreen Technologies Inc.

Advisor

EIMCO

Transaction

 Date

12/11/01
12/11/01
12/11/01

Cost

$144,000
$41,600
$72,000

% of

Offering Purchase

0.090%
0.026%
0.045%

Fund

Growth Fund

Security

Anteon International Corp

Advisor

EIMCO

Transaction

 Date

3/11/02

Cost

$320,400

% of

Offering Purchase

0.119%

Fund

Aggressive Growth Fund

Security

American Axle and Manufacturing Holdings Inc.
American Axle and Manufacturing Holdings Inc.
American Axle and Manufacturing Holdings Inc.
American Axle and Manufacturing Holdings Inc.
American Axle and Manufacturing Holdings Inc.

Advisor

EIMCO

Transaction

 Date

3/21/02
3/21/02
3/21/02
3/21/02
3/21/02

Cost

$168,750
$843,750
$421,875
$421,875
$843,750

% of

Offering Purchase

0.066%
0.329%
0.164%
0.164%
0.329%

Fund

Masters Fund

Security

American Axle and Manufacturing Holdings Inc.


Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$572,400

% of

Offering Purchase

0.223%

Fund

Evergreen Fund

Security

Travelers Property Casualty Corp.


Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$817,700

% of

Offering Purchase

0.021%

Fund

Large Company Growth Fund

Security

Travelers Property Casualty Corp.


Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$1,159,950

% of

Offering Purchase

0.030%

Fund

Emerging Growth Fund/ Formerly Small Company Growth Fund

Security

Aeropostale Inc.
Aeropostale Inc.
Aeropostale Inc.


Advisor

EIMCO

Transaction

 Date

5/15/02
5/15/02
5/15/02

Cost

$133,200
$36,000
$158,400

% of

Offering Purchase

0.059%
0.016%
0.070%

Fund

Emerging Growth Fund/ Formerly Small Company Growth Fund

Security

Linens N Things Inc.
Linens N Things Inc.
Linens N Things Inc.
Linens N Things Inc.


Advisor

EIMCO

Transaction

 Date

6/17/02
6/17/02
6/17/02
6/17/02

Cost

$1,081,500
$185,400
$169,950
$108,150

% of

Offering Purchase

1.061%

0.182%

0.167%

0.106%

Fund

Growth Fund

Security

W Holding Company Inc.
W Holding Company Inc.
W Holding Company Inc.


Advisor

EIMCO

Transaction

 Date

8/21/02
8/21/02
8/21/02

Cost

$484,500
$398,650
$199,750

% of

Offering Purchase

0.538%
0.442%
0.222%